Exhibit 10.1

warrant purchase agreement

This Warrant Purchase Agreement (this “Agreement”) is made and entered into as of March 24, 2025 by and among High-Trend International Group, a Cayman Islands exempted company (the “Company”), and High-Trend Holdings USA LLC, a Delaware limited liability company (the “Stockholder”).

RECITALS

WHEREAS, pursuant to the Company’s Second Amended and Restated Memorandum of Association, the authorized share capital of the Company is US$50,000 divided into 497,500,000 Class A Ordinary Shares of a par value of US$0.0001 each (the “Class A Ordinary Shares”) and 2,500,000 Class B Ordinary Shares of a par value of US$0.0001 each (the “Class B Ordinary Shares”);

WHEREAS, the Stockholder owns certain warrants (the “Original Warrants”), representing the right to purchase 21,785,181 shares of Class A Ordinary Shares;

Whereas, the Company desires to purchase 3,345,698 Original Warrants (the “Purchased Warrants”), representing the right to purchase 3,345,698 shares of Class A Ordinary Shares, from the Stockholder, upon consummation of which purchase, the Stockholder will own 18,439,483 Original Warrants (the “Remaining Warrants”), representing the right to purchase 18,439,483 shares of Class A Ordinary Shares;

WHEREAS, the Company offers to issue 2,500,000 Class B Ordinary Shares (the “Replacement Shares”) and amend certain terms (the “Amended Warrant Terms”) in the Remaining Warrants, as consideration for the Purchased Warrants; and

WHEREAS, the Stockholder agrees to sell the Purchased Warrants to the Company in exchange for the Replacement Shares and the Remaining Warrants with the Amended Warrant Terms, as contemplated herein.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which the parties acknowledge, the parties hereby agree as follows:

1. AGREEMENT.

1.1. Warrant Purchase. On the terms and subject to the conditions set forth herein, at the Closing (as defined below), the Stockholder shall sell, transfer, convey, assign and deliver to the Company and the Company shall purchase, acquire and accept from the Stockholder’s right, title and interest in and to the Purchased Warrants, free and clear of any liens or encumbrances.

1.2 Purchase Consideration. The aggregate consideration (the “Consideration”) for the Purchased Warrants, to be delivered at the Closing, shall be the Replacement Shares and the Remaining Warrants with the Amended Warrant Terms. The Replacement Shares and the Remaining Warrants with the Amended Warrant Terms are collectively referred to hereinafter as the “Securities.”

1.3 Amended Warrant Terms. As part of the Consideration, the Company hereby agrees that the Original Warrants shall be amended, (i) mutatis mutandis, so that the number of Class A Ordinary Shares issuable on the exercise of the warrants shall not be proportionately decreased and the purchase price payable per share shall not be proportionately adjusted in the case of a share combination and (ii) a new section with respect to cashless exercise is added. Such amendments are collectively referred to hereinafter as the Amended Warrant Terms.

2. CLOSING.

2.1. The Closing. The transactions contemplated herein (the “Transactions”) will take place remotely by exchange of documents and signatures (or their electronic counterparts) on such day and at such location as the parties hereto shall mutually agree (which time is referred to hereinafter as the “Closing”). At the Closing:

(a) the Stockholder shall deliver to the Company:

(i) the Original Warrants to the Company for cancellation; and

(ii) a counterpart signature page to this Agreement; and

(b) the Company shall deliver to the Stockholder:

(i) a certificate (or establish a book entry position) representing the Replacement Shares;

(ii) the Remaining Warrants with the Amended Warrant Terms in substantially the form attached hereto as Exhibit A; and

(iii) a counterpart signature page to this Agreement.

3. REPRESENTATIONS AND WARRANTIES.

3.1. Representations and Warranties of Stockholder. The Stockholder hereby represents and warrants to the Company as follows:

(a) Organization and Power. The Stockholder is a corporation organized, validly existing, and in good standing in its jurisdiction of organization. The Stockholder has all required corporate power to enter into and perform its obligations under this Agreement, and generally to carry out all of the Transactions.

(b) Authorization and Enforceability. This Agreement has been duly authorized, executed and delivered by the Stockholder and is the valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) laws relating to the availability of specific performance, injunctive relief, and other equitable remedies. The Stockholder has the full legal right to execute, deliver and perform this Agreement and the execution, delivery and performance of this Agreement by the Stockholder is not subject to the consent or approval of any other person or entity.

(c) No Conflicts. The execution, delivery and performance of this Agreement and the consummation of the Transactions by the Stockholder, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, or (b) result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Stockholder, under the organizational documents of the Stockholder, or any note, indenture, mortgage or lease, or any other material contract or other instrument, document or agreement, to which the Stockholder is a party or by which it or any of its property is bound or affected.

(d) No Prohibitions. The Stockholder is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by the Stockholder or the consummation of the Transactions by the Stockholder pursuant to the terms hereof.

(e) Consents. All consents, approvals, authorizations, waivers, notices and orders required for the execution and delivery of this Agreement and consummation of the Transactions have been obtained or given, and are in full force and effect.

(f) Ownership of Purchased Warrants. As of the Closing, the Stockholder is the record and beneficial owner of title of the Purchased Warrants, free and clear of any security interests, pledges, liens, restrictions, claims or encumbrances of any kind. Upon the delivery of the Purchased Warrants to the Company in accordance with the provisions of this Agreement, the Company will acquire good and marketable title to the Purchased Warrants, free and clear of all security interests, pledges, liens, restrictions, claims or encumbrances of any kind.

(g) Transfer for Own Account. The Stockholder is acquiring the Securities for the Stockholder’s own account only and not with a view to, or for sale in connection with, a distribution of the Securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act.”)

(h) Compliance with Securities Laws. The Stockholder represents that the Securities are being transferred under an exemption or exemptions from the registration and qualification requirements of the Securities Act and any other applicable securities laws.

(i) Investment Experience. The Stockholder has such knowledge and experience in financial affairs that the Stockholder is capable of evaluating the merits and risks of an investment in the Company. In connection with this transaction, the Stockholder has not relied upon any representations, warranties or agreements of the Company other than those set forth in this Agreement, or any representations, warranties or agreements made by any other person. The Stockholder’s financial situation is such that the Stockholder can afford to bear the economic risk of holding the Securities issued hereunder for an indefinite period of time, and can afford to suffer the complete loss of the value of such securities.

(j) Accredited Investor. The Stockholder is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

(k) Legal and Tax Consequences. The Stockholder has been informed that (i) the Company has encouraged the Stockholder to seek legal and tax advice from the Stockholder’s own attorneys and advisors who can take the Stockholder’s individual concerns and circumstances into consideration; and (ii) the Stockholder (and not the Company) is responsible for any tax liability of the Stockholder that may arise as a result of this Agreement. The Stockholder has either obtained such legal and tax advice or freely chosen not to do so. Neither the Company, nor any officer, director, employee, agent or affiliate thereof, has made any representations or warranties to the Stockholder, other than, solely in regards to the Company, the representations set forth in this Agreement. Neither the Company, or any officer, director, employee, agent or affiliate thereof, has made any representations or warranties to the Stockholder with respect to the tax treatment of the Transactions, and the Stockholder is in no manner relying on the Company or its representatives for an assessment of such tax treatment.

3.2. Representations and Warranties of the Company. The Company represents and warrants to the Stockholder as follows:

(a) Organization and Power. The Company is a corporation organized, validly existing, and in good standing in its jurisdiction of organization. The Company has all required corporate power to enter into and perform its obligations under this Agreement, and generally to carry out all of the Transactions.

(b) Authorization and Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) laws relating to the availability of specific performance, injunctive relief, and other equitable remedies. The Stockholder has the full legal right to execute, deliver and perform this Agreement and the execution, delivery and performance of this Agreement by the Company is not subject to the consent or approval of any other person or entity.

(c) No Conflicts. The execution, delivery and performance of this Agreement and the consummation of the Transactions by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (a) violate any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, or (b) result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company, under the organizational documents of the Company, or any note, indenture, mortgage or lease, or any other material contract or other instrument, document or agreement, to which the Company is a party or by which it or any of its property is bound or affected.

(d) No Prohibitions. The Company is not a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by the Company or the consummation of the Transactions by the Company pursuant to the terms hereof.

(e) Consents. All consents, approvals, authorizations, waivers, notices and orders required for the execution and delivery of this Agreement and consummation of the Transactions have been obtained or given, and are in full force and effect.

4. RIGHTS AND RESTRICTIONS AS A STOCKHOLDER.

4.1. Rights of Stockholder. The Stockholder expressly acknowledges that, following the execution of this Agreement by the Stockholder, and the consummation of the Transactions, the Stockholder, as the owner of the Replacement Shares, shall have only the rights preferences and privileges of a holder of Class B Ordinary Shares.

4.2. Legends. Each book entry position representing the Replacement Shares shall bear the following legends:

(a) ”THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

(b) Any legend required by applicable state “blue sky” securities laws, rules and regulations, if applicable.

5. waiver and release. Upon receipt by the Stockholder of the Securities, the Stockholder shall (1) irrevocably waive and agree not to assert any and all claims for cash or otherwise that the Stockholder may now have arising out of or relating to the Purchased Warrants and (2) on behalf of itself and all of its Related Parties, unconditionally and irrevocably release and discharge the Company and all of its Related Parties from any and all claims, debts, obligations and liabilities, whether known or unknown, contingent or non-contingent, at law or in equity, in each case now or hereafter arising from or in connection with the Purchased Warrants. Upon the Closing Date, the Company shall (1) irrevocably waive and agree not to assert any and all claims for cash or otherwise that the Company may now have arising out of or relating to the Purchased Warrants and (2) on behalf of itself and all of its Related Parties, unconditionally and irrevocably release and discharge the Stockholder and all of its Related Parties from any and all claims, debts, obligations and liabilities, whether known or unknown, contingent or non-contingent, at law or in equity, in each case now or hereafter arising from or in connection with the Purchased Warrants. “Related Party” means with respect to a person, any or its affiliates, or any of its or its affiliate’s shareholders, directors, officers, managers, members, partners, trustees, employees, attorneys, brokers or other agents, or representatives or any heir, personal representative, successor, or assign of any of the foregoing.

6. COMPLIANCE WITH LAWS AND REGULATIONS. The Transactions will be subject to and conditioned upon compliance by the Company and the Stockholder with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s capital stock may be listed or quoted at the time of such issuance or transfer.

7. GENERAL PROVISIONS.

7.1. Successors and Assigns; Assignment. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives; provided that such party consents in writing to be bound by the terms, conditions and obligations under this Agreement. No party to this Agreement may assign or otherwise transfer any of its rights or obligations under this Agreement without the other party’s prior written consent.

7.2. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York, U.S.A, without giving effect to the principles of conflicts of law thereof and regardless of the laws that might otherwise govern under applicable principles of conflicts of.

7.3. Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “Sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

7.4. Entire Agreement. This Agreement and the documents referred to herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

7.5. Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement.

7.6. Amendments and Waivers. This Agreement may be amended only by a written agreement executed by each of the parties hereto. No amendment of or waiver of, or modification of any obligation under this Agreement will be enforceable unless set forth in a writing signed by the party against which enforcement is sought. Any amendment effected in accordance with this section will be binding upon all parties hereto and each of their respective successors and assigns. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

7.7. Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any other party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

7.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

***

IN WITNESS WHEREOF, the parties hereto have executed this Warrant Purchase Agreement as of the date first written above.

COMPANY:

High-Trend International Group

By:
Name:
Title:

STOCKHOLDER:

High-Trend Holdings USA LLC

By:
Name:
Title:

Exhibit A

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED.

Warrant No.: 006	Warrant Shares: 18,439,483
Date of Issuance: March 24, 2025 (“Issuance Date”)

HIGH-TREND INTERNATIONAL GROUP

WARRANT TO PURCHASE SHARES

This Warrant is issued to High-Trend Holdings USA LLC (the “Purchaser”) by High-Trend International Group, a company incorporated under the laws of the Cayman Islands (the “Company”), in connection with the consideration received from the Purchaser.

1. Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the holder of this Warrant is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing) or via email, to purchase from the Company up to fully paid and nonassessable shares of the Company’s class A ordinary share, par value US$0.0001 per share (each a “Share” and collectively the “Shares”) at an exercise price of $0.166 per Share (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

2. Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the Issuance Date of this Warrant and ending at 5 p.m. New York time on fifth(5th) year anniversary of the Issuance Date (the “Exercise Period”).

3. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 2 above, the holder may exercise from time to time, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effectuated by:

3.1 Cash Exercise.

(i) the surrender of the Warrant, together with a notice of exercise to the Company at its principal offices or via email; and

(ii) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

3.2 Cashless Exercise.

Notwithstanding the foregoing, if at any time after the Issuance Date, (1) the VWAP of the Shares on each Trading Day of any given five (5) consecutive Trading Day period is less than $2.60, or (2) the ADTC of the Shares on each Trading Day of any given five (5) consecutive Trading Day period is less than 500,000, the holder shall have the right, at any time thereafter, at the holder’s sole option and as elected by the holder on the applicable notice of exercise, to effect a cashless exercise (a “Cashless Exercise”) hereunder, in whole or in part, to elect to receive one (1) Warrant Share for each share under this Warrant being exercised hereunder in such Cashless Exercise. (best to clarify between Warrant Share and share, reads a bit confusing) For purposes of the foregoing paragraph:

“Principal Market” means any of the following markets or exchanges on which the Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Trading Day” means any day on which the Shares traded on the Principal Market, OTCQB or OTCQX or The Pink Market.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Shares are then listed or quoted on a Principal Market, the daily volume weighted average price of the Shares for such date (or the nearest preceding date) on the Principal Market on which the Shares are then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Principal Market, the volume weighted average price of the Shares for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Shares are not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Shares are then reported in The Pink Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Shares so reported, or (d) in all other cases, the fair market value of a Share as determined by an independent appraiser selected in good faith by the Purchaser reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“ADTC” means the number of Shares that, on average, change hands during a single Trading Day, as reported by Bloomberg.

“Warrant Shares” means the Shares issuable upon exercise of this Warrant.

If the Warrant Shares are issued in a Cashless Exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the 1933 Act, the Warrant Shares take on the registered characteristics of the Warrants being exercised. For purposes of Rule 144(d) promulgated under the 1933 Act, as in effect on the Issuance Date, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the Issuance Date.

4. Certificates for Shares; Amendments of Warrants. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. Upon partial exercise, the Company shall promptly issue an amended Warrant representing the remaining number of Shares purchasable thereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein.

5. Issuance of Shares. The Company covenants that (i) the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof, (ii) during the Exercise Period the Company will reserve from its authorized and unissued ordinary shares sufficient Shares in order to perform its obligations under this Warrant.

6. Adjustment of Exercise Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

6.1 Subdivisions, Combinations and Other Issuances. If the Company shall at any time before the expiration of this Warrant subdivide the Shares, by split-up or otherwise, or issue additional shares of its Shares as a dividend, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. The number of Shares issuable on the exercise of this Warrant shall not be decreased and the purchase price payable per share shall not be adjusted in the case of a share combination. Any adjustment under this Section 6.1 shall become effective at the close of business on the date the subdivision becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

6.2 Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock (including because of a change of control) of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 6.1 above), then the Company shall make appropriate provision so that the holder of this Warrant shall have the right at any time before the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of Shares as were purchasable by the holder of this Warrant immediately before such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

6.3 Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

7. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

8. Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of this Warrant have been taken.

9. Representations and Warranties by the Purchaser. The Purchaser represents and warrants to the Company as follows:

9.1 This Warrant and the Shares issuable upon exercise thereof are being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the “Act”). Upon exercise of this Warrant, the Purchaser shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

9.2 The Purchaser understands that the Warrant and the Shares have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(a)(2) thereof, and that they must be held by the holder indefinitely, and that the holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

9.3 The Purchaser has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of the purchase of this Warrant and the Shares purchasable pursuant to the terms of this Warrant and of protecting his/her interests in connection therewith.

9.4 The Purchaser is able to bear the economic risk of the purchase of the Shares pursuant to the terms of this Warrant.

9.5 The Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

10. Restrictive Legend.

The Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

(i) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SECURITIES MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR SUCH TRANSFER MAY BE MADE PURSUANT TO RULE 144 OR IN THE OPINION OF COUNSEL FOR THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

(ii) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN A SUBSCRIPTION AGREEMENTBETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH IS AVAILABLE UPON REQUEST FROM THE COMPANY. THESE TRANSFER RESTRICTIONS ARE BINDING UPON ALL TRANSFEREES OF THE SECURITIES.

11. Warrant Transferable. Subject to compliance with the terms and conditions of this Section 11, this Warrant and all rights hereunder shall become transferable immediately after the Issuance Date, without charge to the holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed or accompanied by written instructions of transfer. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant before registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, or other evidence, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 11 that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Each certificate representing this Warrant or the Shares transferred in accordance with this Section 11 shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required. In order to ensure compliance with such laws, the Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

12. Rights of Stockholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

13. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Purchaser, at the Purchaser’s address as set forth on the signature page to the Securities Purchase Agreement dated as of September 16, 2025 by and between the Company and the Purchaser, and (ii) if to the Company, 60 Paya Lebar Road, #06-17 Paya Lebar Square, Singapore 409051, Attention: Trista Hang, Email: trista.hang@htcointcom, or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

14. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

15. Rights and Obligations Survive Exercise of Warrant. Unless otherwise provided herein, the rights and obligations of the Company, of the holder of this Warrant and of the holder of the Shares issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned has caused this Warrant to be duly executed by its duly authorized officer as of the date first above indicated.

High-Trend International Group

By:
Name:	Shixuan He
Title:	Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: High-Trend International Group

60 Paya Lebar Road

#06-17 Paya Lebar Square, Singapore 409051

Attention: Trista Hang

Email: trista.hang@htcoint.com

The undersigned holder (the “Holder”) hereby elects to exercise the Warrant to Purchase Shares No. _______ (the “Warrant”) of High-Trend International Group (the “Company”) as specified below. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the aggregate Exercise Price shall be made as:

☐	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

☐	a “Cashless Exercise” with respect to _______________ Warrant Shares.

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that this Exercise Notice was executed by the Holder at __________ [a.m.][p.m.] on the date set forth below.

2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, __________ Shares in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Date: _____________ __, _______

Name of Holder

By:
Name:
Title:

Tax ID: _______________________________

Facsimile: _____________________________

E-mail Address: _________________________

EXHIBIT B

FORM OF TRANSFER

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to __________ the right represented by the attached Warrant to purchase class A ordinary shares of HIGH-TREND INTERNATIONAL GROUP to which the attached Warrant relates, and appoints ___________ to transfer such right on the books of HIGH-TREND INTERNATIONAL GROUP, with full power of substitution in the premises.

Dated:

Name of Holder:

By:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address:

Signed in the presence of: